AMENDING AGREEMENT

THIS AGREEMENT is dated effective July 4, 2007

AMONG:

PARK PLACE ENERGY INC.

(“Park Place”)

OF THE FIRST PART

AND:

ST ONLINE CORP.

(“ST”)

OF THE SECOND PART

AND:

0794403 B.C. Ltd.

(“Subco”)

OF THE THIRD PART

WHEREAS:

(A)                             The parties hereto entered into a Business Combination Agreement (the ”Business Condition Agreement”) dated for reference the 22nd day of June, 2007;

(B)                             The parties hereto now desire to enter into this Amending Agreement so as to amend the Business Combination Agreement as provided for herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agrees as follows:

1.                               In this Agreement capitalized terms not otherwise defined herein shall have the meaning given to them in the Business Combination Agreement;

2.                               The Business Combination Agreement be and is hereby amended by deleting Section 2.1 (a) and replacing it with the following:

“ST shall take such steps or shall be necessary in advance of the Amalgamation to effect the subdivision of its current issued and outstanding shares on a 12:1 basis and to change its name to Park Place Energy Corp.”; and

3.                              The Business Combination Agreement, as amended by this Amending Agreement, continues in full force and effect.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the day and year first above written.

PARK PLACE ENERGY INC.

Per:  /s/ David Stadnyk,
         by his authorized attorney, David Cowan
         Authorized Signatory

ST ONLINE CORP.

Per:   /s/ Scott Pedersen
         Authorized Signatory

0794403 B.C. LTD.

Per:   /s/ Scott Pedersen
         Authorized Signatory